UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2021

 (Exact name of the registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

         One Citizens Plaza
          Providence, RI                                  02903
    (Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

See Item 8.01. Citizens Financial Group, Inc. (“Citizens”) has posted a presentation providing additional information on the transaction described in Item 8.01 on its website at https://investor.citizensbank.com/about-us/investor-relations/events-and-presentations/2021.aspx. The presentation is attached as Exhibit 99.2. The information furnished pursuant to Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

On September 8, 2021, Citizens issued a press release announcing that it has entered into a definitive merger agreement with JMP Group LLC (NYSE: JMP or “JMP”) under which Citizens will acquire JMP in an all-cash transaction. A copy of the press release is attached hereto as Exhibit 99.1.

JMP is a diversified capital markets firm that provides investment banking services, including strategic advisory, equity research and sales and trading focused primarily on the healthcare, technology, financial services and real estate sectors. Upon the closing of the transaction, JMP, which was founded in 1999 and is headquartered in San Francisco, will operate as a wholly-owned subsidiary of Citizens.
Item 9.01 Financial Statements and Exhibits.

	Exhibit Number	Description

(d)	Exhibit 99.1	Citizens Financial Group, Inc. press release dated September 8, 2021

	Exhibit 99.2	Citizens Financial Group, Inc. presentation dated September 8, 2021

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement About Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and JMP. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and JMP current expectations and assumptions regarding Citizens’ and JMP businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or JMP’s future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or JMP to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and JMP do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and JMP, (4) the risk that the integration of Citizens’ and JMP’s operations will be materially delayed or will be more costly or difficult than expected or that Citizens and JMP are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of JMP, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or JMP, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or JMP’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the applicability of the Bank Holding Company Act (including the Volcker Rule) to JMP, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of JMP and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and securities, trading and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board, Securities and Exchange Commission (the “SEC”), Financial Industry Regulatory Authority and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or JMP’s businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Citizens and JMP disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, JMP and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in JMP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of JMP by Citizens. In connection with the proposed transaction, JMP intends to file relevant materials with the SEC, including JMP’s proxy statement on Schedule 14A. JMP SHAREHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING JMP’S PROXY STATEMENT WHEN IT IS AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain the documents free of charge on the SEC’s website at www.sec.gov, and JMP shareholders will receive information at an appropriate time on how to obtain documents free of charge from JMP that are not currently available.

Participants in Solicitation

JMP and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of JMP common shares in respect of the proposed transaction. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information about JMP’s directors and executive officers is set forth in the proxy statement for JMP’s 2021 Annual General Meeting of Shareholders, which was filed with the SEC on April 28, 2021. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by JMP and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Vice Chairman and Chief Financial Officer
Date:  September 8, 2021